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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints R. Scott Wheeler, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


 /s/ Richard N. Beckert
-------------------------------------
 Richard N. Beckert                                          March 30, 1999


 /s/ Robert A. Whitman
-------------------------------------
 Robert A. Whitman                                           March 30, 1999


 /s/ Richard M. FitzPatrick
-------------------------------------
 Richard M. FitzPatrick                                      March 30, 1999


 /s/ Daniel A. Decker
-------------------------------------
 Daniel A. Decker                                            March 30, 1999


 /s/ L. Scott Demerau
-------------------------------------
 L. Scott Demerau                                            March 30, 1999


 /s/ Julia E. Demerau
-------------------------------------
 Julia E. Demerau                                            March 30, 1999


 /s/ James T. Hands
-------------------------------------
 James T. Hands                                              March 30, 1999


 /s/ William M. Kearns, Jr.
-------------------------------------
 William M. Kearns, Jr.                                      March 30, 1999


 /s/ Steven D. Scheetz
-------------------------------------
 Steven D. Scheetz                                           March 30, 1999


 /s/ Bert W. Wasserman
-------------------------------------
 Bert W. Wasserman                                           March 29, 1999